Non-Qualified Stock Option Agreement

                           Under the XOMA Corporation

                              Restricted Stock Plan



(A)        Optionee:                     (E)         Payroll Number:

(B)        Grant Date:                   (F)         Expiration Date:

(C)        Shares:                       (G)         Exercise Price:

(D)        Share Installments:           (H)         Option Type:
           shares -                                  Non-Qualified Stock Option
           shares -
           shares -
           shares -
           shares

     XOMA Corporation (the "Company") has granted you a non-qualified option to purchase the number of shares of Common Stock shown in item (C) above (the "Optioned Shares") at the Exercise Price per share shown in item (G) above. This option is subject to the terms of the Company's Restricted Stock Plan, as amended and restated through October 30, 1996 (the "Plan") and to the terms and conditions set forth in this Non-Qualified Stock Option Agreement Under the XOMA Corporation Restricted Stock Plan (the "Agreement").

     The details of your option are as follows:

     1. Term; Transfer. The term of this option commences on the Grant Date shown in item (B) above and, except as provided in Section 3 and Subsection 5(a) hereof, expires at the close of business on the Expiration Date shown in item
(F) above, which is 10 years from the Grant Date.

     This option may be transferred or assigned to your spouse or descendent (any such spouse or descendent, your "Immediate Family Member") or a corporation, partnership, limited liability company or trust so long as all of the shareholders, partners, members or beneficiaries thereof, as the case may be, are either you or your Immediate Family Member, provided that (i) there may be no consideration for any such transfer and


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(ii) subsequent transfers of the transferred option will be prohibited other than by will or the laws of descent and distribution. Following transfer, the option will continue to be subject to the same terms and conditions as were applicable immediately prior to transfer, provided that for purposes of this Agreement any references to "you" will refer to the transferee. The events of termination of employment will continue to be applied with respect to you, following which the option will be exercisable by the transferee only to the extent, and for the periods specified, in this Agreement.

     2. Exercise Schedule. Provided that you remain an employee of the Company (as determined in accordance with Subsection 3(e) hereof), the option granted herein will become exercisable in accordance with the following schedule:

     (a) This option will become exercisable with respect to 20% of the Optioned Shares after the expiration of one year from the Grant Date;

     (b) This option will become exercisable with respect to an additional 20% of the Optioned Shares after the expiration of two years from the Grant Date;

     (c) This option will become exercisable with respect to an additional 20% of the Optioned Shares three years from the Grant Date;

     (d) This option will become exercisable with respect to an additional 20% of the Optioned Shares four years from the Grant Date; and,

     (e) This option will become exercisable with respect to the remaining 20% of the Optioned Shares after the expiration of five years from the Grant Date.

     Exercisable installments may be exercised in whole or in part in increments of 25 or more shares and, to the extent not exercised, will accumulate and be exercisable at any time on or before the Expiration Date or sooner termination of the option term.

     3. Termination of Option Term. The option term specified in Section 1 will terminate (and this option will cease to be exercisable) prior to the Expiration Date should one of the following provisions become applicable:


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     (a) Except as otherwise provided in Subsections (b), (c) and (d) below, if you cease to be an employee of the Company at any time during the option term, then the period for exercising this option will be limited to the three-month period commencing with the date of such cessation of employee status; provided that in no event will this option be exercisable at any time after the Expiration Date. During such limited period of exercisability, this option may not be exercised for more than the number of Optioned Shares (if any) for which it is exercisable at the date of your cessation of employee status. Upon the expiration of such limited period of exercisability or (if earlier) upon the Expiration Date, this option will terminate and cease to be outstanding.

     (b) If you die while this option is outstanding, then the personal representative of your estate or the person or persons to whom the option is transferred pursuant to your will, in accordance with the laws of descent and distribution, or pursuant to Section 1 above, will have the right to exercise this option, but only with respect to the number of Optioned Shares (if any) for which it is exercisable at the date of your death. Such right will lapse, and this option will cease to be exercisable, upon the earlier of (i) the expiration of the one-year period measured from the date of your death or (ii) the specified Expiration Date of the option term.

     (c) If you become permanently disabled and cease by reason thereof to be an employee of the Company at any time during the option term, then you will have a period of twelve months (commencing with the date of such cessation of employee status) during which to exercise this option; provided, however, that in no event shall this option be exercisable at any time after the Expiration Date. During such limited period of exercisability, this option may not be exercised for more than the number of Optioned Shares (if any) for which this option is exercisable at the date of your cessation of employee status. Upon the expiration of such limited period of exercisability or (if earlier) upon the Expiration Date, this option will terminate and cease to be outstanding. You will be deemed to be permanently disabled if you are, by reason of any medically determinable physical or mental impairment expected to result in death or to be of continuous duration of not less than twelve consecutive months or more, unable to perform your usual duties for the Company or its subsidiaries.

     (d) Should (i) your status as an employee be terminated for cause (including, but not limited to, any act of dishonesty, willful misconduct, fraud or embezzlement or any unau-


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thorized disclosure or use of confidential information or trade secrets), or
(ii) you make or attempt to make any unauthorized use or disclosure of confidential information or trade secrets of the Company or its subsidiaries, then in any such event this option will terminate and cease to be exercisable immediately upon the date of such termination of employee status or such unauthorized use or disclosure of confidential or secret information or attempt thereat.

     (e) For purposes of this Agreement, you will be deemed to be an employee of the Company for so long as you remain in the employ of the Company or one or more of its subsidiaries. A corporation will be deemed to be a subsidiary of the Company if it is a member of an unbroken chain of corporations beginning with the Company, provided that each such corporation in the chain (other than the last corporation) owns, at the time of determination, stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

     4. Adjustment in Option Shares.

     (a) If any change is made to the Common Stock issuable under the Plan, whether by reason of any stock dividend, stock split, combination of shares, recapitalization or other change affecting the outstanding Common Stock as a class without receipt of consideration, then appropriate adjustments will be made to (i) the total number of Optioned Shares subject to this option and (ii) the Exercise Price payable per share, in order to reflect such change and thereby preclude the dilution or enlargement of benefits under this Agreement. The adjustments determined by the plan administrator (the "Plan Administrator") will be final, binding and conclusive.

     (b) If the Company is the surviving entity in any merger or other business combination, then this option, if outstanding under the Plan immediately after such merger or other business combination, will be appropriately adjusted to apply and pertain to the number and class of securities which the holder of the same number of shares of Common Stock as are subject to this option immediately prior to such merger or other business combination would have been entitled to receive in the consummation of such merger or other business combination, and an appropriate adjustment will be made to the Exercise Price payable per share, provided the aggregate Exercise Price payable hereunder will remain the same.

     5. Corporate Transaction.


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     (a) In the event of one or more of the following transactions ("Corporate
Transaction"):

          (i) a merger or acquisition in which the Company is not the surviving entity, except for a transaction the principal purpose of which is to change the State of the Company's incorporation,

          (ii) the sale, transfer or other disposition of all or substantially all of the assets of the Company, or

          (iii) any other corporate reorganization or business combination in which fifty percent (50%) or more of the Company's outstanding voting stock is transferred to different holders in a single transaction or a series of related transactions, then the exercisability of this option will automatically be accelerated so that such option may be exercised simultaneously with consummation of such Corporate Transaction for any or all of the Optioned Shares. No such acceleration of this option will occur, however, if and to the extent: (x) the terms of the agreement provide as a prerequisite to the consummation of such Corporate Transaction that outstanding options under the Plan (including this option) are to be assumed by the successor corporation or parent thereof or are to be replaced with the comparable options to purchase shares of capital stock of the successor corporation or parent thereof, such comparability to be determined by the Plan Administrator, or (y) the acceleration of this option would, when added to the present value of certain other payments in the nature of compensation which become due and payable to you in connection with the Corporate Transaction, result in the payment to you of excess parachute payments under Section 280G(b) of the Internal Revenue Code. The existence of such excess parachute payments will be determined by the Plan Administrator in the exercise of its reasonable business judgment and on the basis of tax counsel provided to the Company. Immediately following consummation of the Corporate Transaction, this option will, to the extent not previously exercised or assumed by the successor corporation or its parent company, terminate and cease to be exercisable.

     (b) The Plan Administrator will use its best efforts to provide you with written notice of a Corporate Transaction at least ten business days prior to the effective date.

     (c) This Agreement will not in any way affect the right of the Company to adjust, reclassify, reorganize or otherwise


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make changes in its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

     6. Privilege of Stock Ownership. The holder of this option will not have any rights of a shareholder with respect to the Optioned Shares until such individual has exercised the option, paid the Exercise Price and been issued a stock certificate for the purchased shares.

     7. Manner of Exercising Option.

     (a) In order to exercise this option with respect to all or any part of the Optioned Shares for which this option is at the time exercisable, you (or in the case of exercise after your death, your executor, administrator, heir, legatee or transferee as the case may be) must take the following actions:

          (i) Provide the Secretary of the Company with written notice of such exercise, specifying the number of Optioned Shares with respect to which the option is being exercised.

          (ii) Pay the Exercise Price for the purchased Optioned Shares in one or more of the following alternative forms: (A) full payment in cash or by check payable to the Company's order; (B) full payment in shares of Common Stock of the Company valued at fair market value on the exercise date (as such terms are defined below); (C) full payment in combination of shares of Common Stock of the Company valued at fair market value on the exercise date and cash or check payable to the Company's order; (D) payment effected through a broker-dealer sale and remittance procedure pursuant to which you
     (I) will provide irrevocable written instructions to the designated broker-dealer to effect the immediate sale of the purchased shares and remit to the Company, out of the sale proceeds, an amount equal to the aggregate Exercise Price payable for the purchased shares plus all applicable Federal and State income and employment taxes required to be withheld by the Company by reason of such purchase and (II) will provide written directives to the Company to deliver the certificates for the purchased shares directly to such broker-dealer; or, to the extent the Plan Administrator specifically authorizes such method of payment at the time of exercise, (E) payment by a full-recourse promissory note. Any such promissory note authorized by the Plan Administrator will be substantially in the form approved by the


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     Plan Administrator, will bear interest at the minimum per annum rate necessary to avoid the imputation of interest income to the Company and compensation income to you under the Federal tax laws and will become due in full (in one or more consecutive annual installments measured from the execution date of the note) not later than the Expiration Date of this option. Payment of the note will be secured by the pledge of the purchased shares, and the pledged shares will be released only as the note is paid.

          (iii) Furnish to the Company appropriate documentation that the person or persons exercising the option, if other than you, have the right to exercise this option.

     (b) For purposes of Subsection 7(a) hereof, the fair market value per share of Common Stock on any relevant date will be determined in accordance with Subsections (i) through (iii) below, and the exercise date will be the date on which you exercise this option in compliance with the provisions of Subsection 7(a).

          (i) If the Common Stock is not listed or admitted to trading on any stock exchange on the date in question, but is traded in the over-the-counter market, the fair market value will be the closing selling price per share of such stock on such date, as such price is reported by the National Association of Securities Dealers through its Nasdaq National Market. If there is no reported closing selling price of the stock on the date in question then the closing selling price on the last preceding date for which such quotation exists will be determinative of fair market value.

          (ii) If the Common Stock is listed or admitted to trading on any stock exchange on the date in question, the fair market value will be the closing selling price per share of such stock on such date on the stock exchange determined by the Plan Administrator to be the primary market for such stock, as such price is officially quoted on such exchange. If there is no reported closing selling price of such stock on such exchange on the date in question, the fair market value will be the closing selling price on the exchange on the last preceding date for which such quotation exists.

          (iii) If the Common Stock is neither listed nor admitted to trading on any stock exchange nor traded in the over-the-counter market on the date in question or if the


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     Plan Administrator determines that the quotations under Subsections (i) or
     (ii) above do not accurately reflect the fair market value of such stock, the fair market value will be determined by the Plan Administrator after taking into account such factors as the Plan Administrator may deem appropriate, including one or more independent professional appraisals.

     (c) In no event may this option be exercised for any fractional share.

     8. Compliance with Laws and Regulations.

     (a) The exercise of this option and the issuance of Optioned Shares upon such exercise will be subject to compliance by the Company and by you with all applicable requirements of law relating thereto and with all applicable regulations of any stock exchange on which shares of the Company's Common Stock may be listed at the time of such exercise and issuance.

     (b) In connection with the exercise of this option, you will execute and deliver to the Company such representations in writing as may be requested by the Company in order for it to comply with the applicable requirements of Federal and State securities laws.

     9. Restrictive Legends. If and to the extent any Optioned Shares acquired under this option are not registered under the Securities Act of 1933, the stock certificates for such Optioned Shares will be endorsed with restrictive legends, including (without limitation) the following:

         "The Shares represented by this certificate have not been registered under the Securities Act of 1933. The shares have been acquired for investment and may not be sold or offered for sale in the absence of
         (a) an effective registration statement for the shares under such Act,
         (b) a 'no action' letter of the Securities and Exchange Commission with respect to such sale or offer, or (c) an opinion of counsel to the Company that registration under such Act is not required with respect to such sale or offer."

     10. Successors and Assigns. Except to the extent otherwise provided in
Section 1 and Subsection 5(a), the provisions of this Agreement will inure to the benefit of, and be binding upon your successors, administrators, heirs, legal representa-


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tives and assigns and the successors and assigns of the Company.

     11. Liability of the Company.

     (a) If the Optioned Shares covered by this Agreement exceed, as of the Grant Date, the number of shares of Common Stock which may without shareholder approval be issued under the Plan, then this option will be void with respect to such excess shares unless shareholder approval of an amendment sufficiently increasing the number of shares of Common Stock issuable under the Plan is obtained in accordance with the provisions of the Plan.

     (b) The inability of the Company to obtain approval from any regulatory body having authority deemed by the Company to be necessary to the lawful issuance and sale of any Common Stock pursuant to this option will relieve the Company of any liability in respect of the non-issuance or sale of such stock as to which such approval will not have been obtained.

     12. No Employment Contract. Nothing in this Agreement or in the Plan will confer upon you any right to continue in the employ of the Company for any period of time or interfere with or otherwise restrict in any way the rights of the Company (or any subsidiary of the Company employing you) or you, which rights are hereby expressly reserved by each, to terminate your employee status, at any time for any reason whatsoever, with or without cause.

     13. Notices. Any notice required to be given or delivered to the Company under the terms of this Agreement will be in writing and addressed to the Company in care of its Secretary at its corporate offices. Any notice required to be given or delivered to you will be in writing and addressed to you at the address indicated below your signature line herein. All notices will be deemed to be given or delivered upon personal delivery or upon deposit in the U.S. mail, postage prepaid and properly addressed to the party to be notified.

     14. Construction. This Agreement and the option evidenced hereby are made and granted pursuant to the Plan and are in all respects limited by and subject to the express terms and provisions of the Plan. Any dispute regarding the interpretation of this Agreement will be submitted to the Plan Administrator for resolution. The decision of the Plan Administrator will be final, binding and conclusive. Questions regarding


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this option or the Plan should be referred to the Paralegal Assistant in the
Legal Department.

     15. Governing Law. The interpretation, performance, and enforcement of this Agreement will be governed by the laws of the State of California.

     16. Tax Arrangements. You hereby agree to make appropriate arrangements with the Company or subsidiary thereof by which you are employed for the satisfaction of all Federal, State or local income tax withholding requirements and Federal social security employee tax requirements applicable to the exercise of this option.

                                XOMA CORPORATION



                                By:  __________________________
                                     John L. Castello
                                     Chairman of the Board,
                                     President & Chief
                                       Executive Officer

                                Dated:  _______________________


     I hereby agree to be bound by the terms and conditions of this Agreement and the Plan.

                                By:  __________________________


                                Dated:  _______________________




     If the optionee resides in California or another community property jurisdiction, I, as the optionee's spouse, also agree to be bound by the terms and conditions of this Agreement and the Plan.

                                 By:  __________________________


                                 Dated:_________________________